_____________________________________________________________________________

           INDIVIDUAL DEFERRED FIXED AND VARIABLE ANNUITY CONTRACTS
_____________________________________________________________________________

     Issued By Jackson National Life Insurance Company in connection with the Jackson National Separate Account -I

     Annuity Service Center:
     P.O. Box 30389
     Lansing, MI 48909-7889
     Telephone Number: 1 (800) 766-4683

     The Individual Deferred Fixed and Variable Annuity Contracts ("Contract(s)") offered by this Prospectus are flexible premium contracts. Reference throughout this Prospectus to Contracts shall also mean certificates issued under Group Deferred Fixed and Variable Annuity Contracts. The Contracts are available for retirement plans which may or may not qualify for Federal tax advantages available under the Internal Revenue Code. Annuity payments under the Contracts are deferred until a selected later date.

     Premiums are allocated to the Jackson National Separate Account - I ("Separate Account"), a separate account of Jackson National Life Insurance Company ("Company"), and the General Account, as directed by the Owner. The Separate Account uses its assets to purchase shares of one or more of the following Series of mutual fund(s):

                               JNL SERIES TRUST

               JNL Aggressive Growth Series
               JNL Capital Growth Series
               JNL Global Equities Series
               JNL/Alger Growth Series
               JNL/Phoenix Investment Counsel Balanced Series
               JNL/Phoenix Investment Counsel Growth Series
               PPM America/JNL High Yield Bond Series
               PPM America/JNL Money Market Series
               PPM America/JNL Value Equity Series
               Salomon Brothers/JNL Global Bond Series
               Salomon Brothers/JNL U.S. Government & Quality Bond Series
               T. Rowe Price/JNL Established Growth Series
               T. Rowe Price/JNL International Equity Investment Series
               T. Rowe Price/JNL Mid-Cap Growth Series

     The value of the Separate Account will vary in accordance with the investment performance of the underlying mutual funds. Therefore, the Owner bears the investment risk under this Contract for all amounts allocated to the Separate Account. Amounts allocated to the General Account are guaranteed by the Company and will earn a specified rate of interest declared periodically.

      A Statement of Additional Information dated October 16, 1995, containing further information about the Contracts and the Separate Account has been filed with the Securities and Exchange Commission, and is available without charge upon request from the Company at its Annuity Service Center at the address and telephone number given above. The Statement of Additional Information, dated October 16, 1995, is incorporated herein by reference. The Table of Contents for the Statement of Additional Information appears on Page 26 of the Prospectus.

      THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

     Please read this Prospectus carefully and retain it for your future reference. The Prospectus sets forth the information about the Contracts and Separate Account that the investor should know before investing. The Contracts offered by this Prospectus are not available in all states.

     An interest in the Contract is not a deposit or obligation of, or guaranteed or endorsed by any bank or financial institution, nor is the Contract federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency. Investment in a Contract may involve risk, including the possible loss of principal.

     This Prospectus is dated October 16, 1995.

_____________________________________________________________________________

                              TABLE OF CONTENTS
_____________________________________________________________________________

DEFINITIONS                                                 4
HIGHLIGHTS                                                  6
FEE TABLES                                                  7
  Owner Transaction Expenses                                7
  Separate Account Expenses                                 7
UNDERLYING FUND EXPENSES                                    8
EXAMPLES                                                    8
EXPLANATION OF FEE TABLES AND EXAMPLES                      9
DESCRIPTION OF THE COMPANY AND THE SEPARATE ACCOUNT        10
SEPARATE ACCOUNT INVESTMENTS                               11
  Underlying Funds                                         11
  Voting Rights                                            11
  Substitution of Securities                               11
CONTRACT CHARGES                                           12
  Mortality and Expense Risk Charge                        12
  Contract Maintenance Charge                              12
  Administrative Charge                                    12
  Transfer Fee                                             12
  Withdrawal Charge                                        12
  Premium Taxes                                            13
DESCRIPTION OF THE CONTRACTS                               14
  Summary                                                  14
  Owner                                                    14
  Annuitant                                                14
  Modification of the Contract                             14
  Amount of Death Benefit                                  15
  Beneficiary                                              15
PURCHASES, WITHDRAWALS AND CONTRACT VALUE                  16
  Premiums                                                 16
  Automatic Payment Plan                                   16
  Automatic Dollar Cost Averaging Program                  16
  Rebalancing                                              16
  Allocation of Premiums                                   16
  Transfer During Accumulation Period                      17
  Separate Account Accumulation Unit Value                 17
  Distribution of Contracts                                17
  Withdrawals (Redemptions)                                18
  Systematic Withdrawal Program                            18
  Minimum Contract Value                                   19
ANNUITY PERIOD                                             19
  Annuity Date                                             19
  Annuity Options                                          19
  Death Benefit During Annuity Period                      20
ANNUITY PAYMENTS                                           20
  Annuity Unit Value                                       21

ADMINISTRATION                                             21
TAXES                                                      22
  Withholding Tax on Distributions                         22
  Diversification - Separate Account Investments           22
  Multiple Contracts                                       23
  Tax Treatment of Assignments                             23
  Qualified Plans                                          23
  Non-Qualified Plans                                      24
ADVERTISING                                                24
LEGAL PROCEEDINGS                                          25
TABLE OF CONTENTS OF STATEMENT OF ADDITIONAL INFORMATION   26
APPENDIX A                                                A-1
APPENDIX B                                                B-1
APPENDIX C                                                C-1

_____________________________________________________________________________

                             FINANCIAL HIGHLIGHTS
_____________________________________________________________________________
       As of the date of this Prospectus, the public offering of the Contracts had not commenced. As a consequence, as of that date the Separate Account had no assets and, therefore, financial information for the Separate Account is not contained in this Prospectus or the Statement of Additional Information.


_____________________________________________________________________________

                                 DEFINITIONS
_____________________________________________________________________________
     The following terms, as used in this Prospectus, have the indicated meanings:

     Accumulation Period. The period between the Issue Date and the Annuity Date; the build-up phase under the Contract.

     Accumulation Unit. A unit of measurement which the Company uses to calculate the Separate Account Contract Value during the Accumulation Period.

     Annuity Service Center. The address and telephone number are: P.O. Box 30359, Lansing, Michigan 48909-7889, (800) 766-4683. The Company will notify Contract Owners of any change in address or telephone number.

     Annuitant. The natural person on whose life the annuity benefit for the Contract is based.

     Account Value. An accounting maintained by the Company indicating an Owner's Contract Value under a Contract.

     Annuitization. The process by which an Annuitant converts from the Accumulation Period to the Annuity Period. Upon Annuitization, the Contract is converted from the build-up phase to the phase during which the Annuitant or other payee(s) receive periodic annuity payments.

     Annuity Date. The date on which annuity payments are to begin.

     Annuity Period. The period beginning on the Annuity Date.

     Annuity Unit. A unit of measurement which the Company uses to calculate the amount of Variable Annuity payments.

     Beneficiary(ies). The person(s) designated to receive any benefits under a Contract upon the death of the Annuitant.

     Code. The Internal Revenue Code of 1986, as amended, or as the same may be amended or superseded.

     Contract Value. The Contract Value is the sum of: (1) the Separate Account Contract Value; and (2) the General Account Contract Value.

     Contract Year. A year starting from the Issue Date in one calendar year and ending on the anniversary of the Issue Date in the succeeding calendar year.

     Deferred Annuity. An annuity contract under which the start of annuity payments is deferred to a future date.

     Due Proof of Death. A certified copy of a death certificate, a certified copy of a decree of a court of competent jurisdiction as to the finding of death, and any other proof or documentation required by the Company.

     Fixed Annuity. An Annuity providing for a series of payments which are guaranteed by the Company as to dollar amount during annuitizations.

     Fund. A collective term used to represent an investment entity which may be selected to be an underlying investment of the Contract.

     General Account. This General Account is made up of all assets under the Contract, other than those in the Separate Account.

     General Account Contract Value. This will be: (1) the sum of all amounts credited to the General Account under the Contract; less (2) any amounts cancelled or withdrawn for charges, deductions, surrenders, or transfers.

     Home Office. The Company's headquarters is located at 5901 Executive Drive, Lansing, Michigan 48911.

     Issue Date. The date a Contract is issued.

     Latest Annuity Date. The first day of the month following the 85th birthday of the Annuitant. In the case of Contracts issued in connection with Qualified Plans, the Code generally requires that a minimum distribution is taken by April 1 of the calendar year following the calendar year in which the Annuitant attains age 70 1/2. Accordingly, the Company may require an Annuitant in a Qualified Plan to annuitize by age 70 1/2 unless the Annuitant demonstrates the minimum distribution is otherwise being made.

     Non-Qualified Plan. A retirement plan which does not receive favorable tax treatment under Section 401, 403, 408 or 457 of the Code.

     Owner. The person entitled to exercise all rights and privileges of ownership under the Contract. Usually, but not always, the Owner is also the Annuitant.

     Portfolio. A subdivision of the Separate Account invested wholly in shares of one of the corresponding Series of the Underlying Funds.

     Premium. Amounts paid to the Company for the Contract by or on behalf of an Owner.

     Qualified Plan. A retirement plan which receives favorable tax treatment under Sections 401, 403, 408 or 457 of the Code.

    Separate Account. A segregated asset account of the Company, named "Jackson National Separate Account - I," consisting of several Portfolios, each investing in a corresponding Series of the Funds.

    Separate Account Contract Value. The Separate Account Contract Value is the sum of the value of all Portfolio Accumulation Units under this Contract.

    Series. A separate investment portfolio of a Fund which has distinct investment objectives. Each Series serves as an underlying investment medium for Premiums and allocations made to one of the Portfolios of the Separate Account.

    Underlying Fund(s). The underlying entities in which the Portfolios invest.

    Valuation Date. Each day the New York Stock Exchange ("NYSE") is open for business.

    Valuation Period. The period commencing at the close of normal trading on the NYSE (currently 4:00 p.m. Eastern time) on each Valuation Date and ending at the close of the NYSE on the next succeeding Valuation Date.

    Variable Annuity. A series of payments made during the Annuity Period to a payee under a Contract which vary in amount in accordance with the investment experience of the Portfolios to which Contract Values have been allocated.

    Withdrawal Charge (Contingent Deferred Sales Charge). A charge which may be imposed upon certain withdrawals.

    Withdrawal Value. The Contract Value minus any premium tax payable and minus any applicable Contract charges.

_____________________________________________________________________________

                                  HIGHLIGHTS
_____________________________________________________________________________

       This Prospectus contains information about the Contract, which provides variable and fixed benefits. It describes the uses, costs and objectives of the Contract, and the rights and privileges of the Owner. It also provides information about the Company and the Separate Account.

      Premiums for the Contracts may be allocated to one or more Portfolios of the Separate Account, and/or the General Account under the Contracts. The Separate Account invests in shares of the corresponding Series of the Underlying Fund:

                               JNL SERIES TRUST

                    JNL Aggressive Growth Series
                    JNL Capital Growth Series
                    JNL Global Equities Series
                    JNL/Alger Growth Series
                    JNL/Phoenix Investment Counsel Balanced Series
                    JNL/Phoenix Investment Counsel Growth Series
                    PPM America/JNL High Yield Bond Series
                    PPM America/JNL Money Market Series
                    PPM America/JNL Value Equity Series
                    Salomon Brothers/JNL Global Bond Series
                    Salomon Brothers/JNL U.S. Government & Quality Bond Series
                    T. Rowe Price/JNL Established Growth Series
                    T. Rowe Price/JNL International Equity Investment Series
                    T. Rowe Price/JNL Mid-Cap Growth Series

       The Individual Deferred Fixed and Variable Annuity Contracts offered by this Prospectus are flexible premium contracts. The Contracts can be purchased on a non-tax qualified basis ("Non-Qualified Plan Contract") or in connection with certain plans qualifying for favorable federal income tax treatment ("Qualified Plan Contract"). This Prospectus describes only the variable portion of the Contract.

        A Withdrawal Charge may be imposed upon withdrawals from the Contract. Withdrawal Charges will vary in amount depending upon the number of completed years in the Contract from the date of Premium deposit at the time of its withdrawal. The Withdrawal Charge is found in the Fee Tables. The maximum Withdrawal Charge is 7%. (See "Withdrawal Charge," Page 12.)

     For purposes of determining federal income tax liability, withdrawals are deemed to be interest and earnings, first-out basis, which means taxable income is withdrawn first. There is a 10% penalty tax on the taxable amount of any premature distribution from Non-Qualified Plan Contracts. The penalty tax generally applies to any distribution made prior to the Owner attaining age 59 1/2. (See "Taxes," Page 22.)

       Withdrawals of amounts attributable to contributions made pursuant to a salary reduction agreement (as defined in Section 403(b)(11) of the Code) are limited to circumstances only when the Annuitant attains age 59 1/2, separates from service, dies, becomes disabled (within the meaning of Section 72(m)(7) of the Code), or in the case of hardship. Owners should consult their tax adviser regarding the consequences of withdrawals or distributions.

     The initial Premium must be at least $5,000 for Non-Qualified Plan Contracts and $2,000 for Qualified Plan Contracts. Subsequent Premiums must be at least $500 ($50 if made in connection with an Automatic Payment Plan). The cumulative total of all Premiums under a Contract may not exceed $1,000,000 without the prior consent of the Company. (See "Purchases, Withdrawals and Contract Value" on Page 16). The Company may waive any of these minimums or maximums at any time.

     To be sure that the Owner is satisfied with the Contract, the Owner has a ten day free look (or longer if required by state law). Within ten days of the day the Contract is received, it may be returned to the Company's Annuity Service Center, at the address shown on page 1 of this Prospectus. When the Contract is received by the Company, the Company will void the Contract and refund the Contract Value in full unless otherwise required by state and/or federal law.


_____________________________________________________________________________

                                  FEE TABLES
_____________________________________________________________________________

OWNER TRANSACTION EXPENSES
_____________________________________________________________________________

Contingent Deferred Sales Charge (Withdrawal Charge) (as a percentage of
Premiums)

Number of Complete Contract Years
Since Premium Being Withdrawn Was Made
______________________________________
Year                                     0    1    2    3    4    5    6   7+
Applicable Charge:                       7%   6%   5%   4%   3%   2%   1%   0%

Annual Contract Maintenance Charge                              $35.00
Transfer Fee (Applies solely to transfers in excess of 15 in a
Contract Year)                                                  $25.00

SEPARATE ACCOUNT EXPENSES
_____________________________________________________________________________

(As an annual percentage of average net asset value. The daily equivalent is deducted from each of the Portfolios of the Separate Account.)

_____________________________________________________________________________

Mortality Risk Charges
  Standard                                .90%
  Enhanced Death Benefit                  .12%
                                         ______
       Total                             1.02%
Expense Risk Charge                       .23%
Administration Charge                     .15%
                                        ______
Total Separate Account Annual Expenses   1.40%

_____________________________________________________________________________

                           UNDERLYING FUND EXPENSES
_____________________________________________________________________________

JNL SERIES TRUST
(As an annual percentage of average net assets based on estimates for fiscal year.)
_____________________________________________________________________________

                                                     Management   Other      Total Fund
                                                     Fee          Expenses   Annual Expenses
                                                     __________   _________   _______________
JNL Aggressive Growth Series                                .95%       .15%             1.10%
JNL Capital Growth Series                                   .95%       .15%             1.10%
JNL Global Equities Series                                 1.00%       .15%             1.15%
JNL/Alger Growth Series                                    .975%       .15%            1.125%
JNL/Phoenix Investment Counsel Balanced Series              .90%       .15%             1.05%
JNL/Phoenix Investment Counsel Growth Series                .90%       .15%             1.05%
PPM America/JNL High Yield Bond Series                      .75%       .15%              .90%
PPM America/JNL Money Market Series                         .60%       .15%              .75%
PPM America/JNL Value Equity Series                         .75%       .15%              .90%
Salomon Brothers/JNL Global Bond Series                     .85%       .15%             1.00%
Salomon Brothers/JNL U.S. Government & Quality Bond
Series                                                      .70%       .15%              .85%
T. Rowe Price/JNL Established Growth Series                 .85%       .15%             1.00%
T. Rowe Price/JNL International Equity Investment
Series                                                     1.10%       .15%             1.25%

T. Rowe Price/JNL Mid-Cap Growth Series                     .95%       .15%             1.10%

_____________________________________________________________________________

        The expenses shown above are assessed at the Underlying Fund level and are not direct charges against Separate Account assets or reductions from Contract Values. These expenses are taken into consideration in computing each Series' net asset value, which is the share price used to calculate the Portfolio's unit value. Currently, all expenses (excluding Management Fees) in excess of .15% will be reimbursed. Voluntary reimbursements to these Series may be modified or discontinued at any time.

Example-

     If you surrender your contract at the end of the applicable time period:

      You would pay the following expenses on a $1,000 investment, assuming 5% annual return on assets:
_____________________________________________________________________________

                                                               1 Year  3 Years
                                                               ______ ________
JNL Aggressive Growth Portfolio                                $   97  $   134
JNL Capital Growth Portfolio                                       97      134
JNL Global Equities Portfolio                                      98      136
JNL/Alger Growth Portfolio                                         98      135
JNL/Phoenix Investment Counsel Balanced Portfolio                  97      133
JNL/Phoenix Investment Counsel Growth Portfolio                    97      133
PPM America/JNL High Yield Bond Portfolio                          95      128
PPM America/JNL Money Market Portfolio                             94      123
PPM America/JNL Value Equity Portfolio                             95      128
Salomon Brothers/JNL Global Bond Portfolio                         96      131
Salomon Brothers/JNL U.S. Government & Quality Bond Portfolio      95      126
T. Rowe Price/JNL Established Growth Portfolio                     96      131
T. Rowe Price/JNL International Equity Investment Portfolio        99      139
T. Rowe Price/JNL Mid-Cap Growth Portfolio                         97      134

_____________________________________________________________________________

     If you annuitize at the end of the applicable time period:

      You would pay the following expenses on a $1,000 investment, assuming 5% annual return on assets:
_____________________________________________________________________________

                                                               1 Year  3 Years
                                                               ______  _______
JNL Aggressive Growth Portfolio                                $   27  $    84
JNL Capital Growth Portfolio                                       27       84
JNL Global Equities Portfolio                                      28       86
JNL/Alger Growth Portfolio                                         28       85
JNL/Phoenix Investment Counsel Balanced Portfolio                  27       83
JNL/Phoenix Investment Counsel Growth Portfolio                    27       83
PPM America/JNL High Yield Bond Portfolio                          25       78
PPM America/JNL Money Market Portfolio                             24       73
PPM America/JNL Value Equity Portfolio                             25       78
Salomon Brothers/JNL Global Bond Portfolio                         26       81
Salomon Brothers/JNL U.S. Government & Quality Bond Portfolio      25       76
T. Rowe Price/JNL Established Growth Portfolio                     26       81
T. Rowe Price/JNL International Equity Investment Portfolio        29       89
T. Rowe Price/JNL Mid-Cap Growth Portfolio                         27       84

_____________________________________________________________________________

     If you do not surrender or annuitize your contract:

      You would pay the following expenses on a $1,000 investment, assuming 5% annual return on assets:
_____________________________________________________________________________

                                                               1 Year  3 Years
                                                               ______  _______
JNL Aggressive Growth Portfolio                                $   27  $    84
JNL Capital Growth Portfolio                                       27       84
JNL Global Equities Portfolio                                      28       86
JNL/Alger Growth Portfolio                                         28       85
JNL/Phoenix Investment Counsel Balanced Portfolio                  27       83
JNL/Phoenix Investment Counsel Growth Portfolio                    27       83
PPM America/JNL High Yield Bond Portfolio                          25       78
PPM America/JNL Money Market Portfolio                             24       73
PPM America/JNL Value Equity Portfolio                             25       78
Salomon Brothers/JNL Global Bond Portfolio                         26       81
Salomon Brothers/JNL U.S. Government & Quality Bond Portfolio      25       76
T. Rowe Price/JNL Established Growth Portfolio                     26       81
T. Rowe Price/JNL International Equity Investment Portfolio        29       89
T. Rowe Price/JNL Mid-Cap Growth Portfolio                         27       84

EXPLANATION OF FEE TABLES AND EXAMPLES

1. The purpose of the foregoing table and examples is to assist an investor in understanding the various costs and expenses that he or she will bear directly or indirectly by investing in the Separate Account. For additional information see "Contract Charges," beginning on Page 12 of this Prospectus; see also the sections relating to management of the Underlying Funds in their respective prospectuses. The examples do not illustrate the tax consequences of surrendering a Contract.

2. The examples assume that there were no transactions which would result in the imposition of the Transfer Fee. The amount of the Transfer Fee is $25, except that the first 15 transfers per Contract Year are not subject to the fee. Premium taxes, which range from 0% to 4% of Premiums, are not reflected.

3. For purposes of the amounts reported in the examples, the Contract Maintenance Charge is reflected by applying a percentage equivalent charge, obtained by dividing the total amount of such charges anticipated to be collected during the year by the total estimated average net assets of the Portfolios attributable to the Contracts.

4. A Withdrawal Charge is imposed upon annuitizations which occur within one year of the Issue Date.

5. NEITHER THE FEE TABLES NOR THE EXAMPLES ARE REPRESENTATIONS OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

_____________________________________________________________________________

             DESCRIPTION OF THE COMPANY AND THE SEPARATE ACCOUNT
_____________________________________________________________________________

Company

     The Company is a stock life insurance company organized under the laws of the state of Michigan in June 1961. Its legal domicile and principal business address is 5901 Executive Drive, Lansing, Michigan 48911. The Company is a wholly-owned subsidiary of Prudential Corporation, plc, London, England.

     The Company is admitted to conduct life insurance and annuity business in the District of Columbia and all states except Maine and New York. It intends to market the Contract in all jurisdictions in which it is admitted to conduct annuity business. The Contracts offered by this Prospectus are issued by the Company and will be funded by the Separate Account.

Separate Account

        The Separate Account was originally established by the Company on June 14, 1993, pursuant to the provisions of Michigan law, as a segregated asset account of the Company. The Separate Account meets the definition of a "separate account" under the Federal securities laws and is registered with the Securities and Exchange Commission as a unit investment trust under the

Investment Company Act of 1940. This registration does not involve supervision of the management of the Separate Account or the Company by the Securities and Exchange Commission.

     The assets of the Separate Account are the property of the Company. However, the assets of the Separate Account, equal to its reserves and other Contract liabilities, are not chargeable with liabilities arising out of any other business the Company may conduct. Income, gains, and losses, whether or not realized, from assets allocated to the Separate Account are credited to or charged against the Separate Account without regard to other income, gains, or losses of the Company.

      The Separate Account is divided into Portfolios, with the assets of each Portfolio pertaining to Account Value invested in the shares of the corresponding Series of the Underlying Fund(s). The Company does not guarantee the investment performance of the Separate Account, its Portfolios or the Series of the Underlying Funds. Values allocated to the Separate Account and the amount of Variable Annuity payments will vary with the values of shares of the Underlying Funds, and are also reduced by Contract charges. The Separate Account may also fund other contracts issued by the Company, which will be accounted for separately from the Contracts.

     The basic objective of a variable annuity contract is to provide payments which will be to some degree responsive to changes in the economic environment, including inflationary forces and changes in rates of return available from various types of investments. However, the Owner bears the entire investment risk that the basic objective of the Contract may not be realized, and that the adverse effects of inflation may not be lessened. There can be no assurance that the aggregate amount of Variable Annuity payments will equal or exceed the Premiums made with respect to a Contract.

_____________________________________________________________________________

                         SEPARATE ACCOUNT INVESTMENTS
_____________________________________________________________________________

Underlying Funds

       Each of the Portfolios of the Separate Account invests in the shares of one of the following corresponding Series, which are separate investment series of an open-end management investment company registered under the Investment Company Act of 1940 (commonly known as a "mutual fund"):

JNL SERIES TRUST

                  JNL Aggressive Growth Series
                  JNL Capital Growth Series
                  JNL Global Equities Series
                  JNL/Alger Growth Series
                  JNL/Phoenix Investment Counsel Balanced Series
                  JNL/Phoenix Investment Counsel Growth Series
                  PPM America/JNL High Yield Bond Series
                  PPM America/JNL Money Market Series

                  PPM America/JNL Value Equity Series
                  Salomon Brothers/JNL Global Bond Series
                  Salomon Brothers/JNL U.S. Government & Quality Bond Series
                  T. Rowe Price/JNL Established Growth Series
                  T. Rowe Price/JNL International Equity Investment Series
                  T. Rowe Price/JNL Mid-Cap Growth Series

       A summary description of the investment objectives of the Series of the Underlying Fund(s) in which the Portfolios invest is contained in Appendix B to this Prospectus. However, there is no assurance that the investment objective of any of the Series will be met. Contract Owners bear the complete investment risk for Premiums allocated to a Portfolio. Contract Values will fluctuate in accordance with the investment performance of the Portfolio(s) to which Premiums are allocated, and in accordance with the imposition of the fees and charges assessed under the Contracts.

     DETAILED INFORMATION ABOUT THE JNL SERIES TRUST IS CONTAINED IN ITS ACCOMPANYING CURRENT PROSPECTUS. AN INVESTOR SHOULD CAREFULLY REVIEW THE TRUST'S PROSPECTUS BEFORE ALLOCATING AMOUNTS TO BE INVESTED IN THE PORTFOLIOS OF THE SEPARATE ACCOUNT.

Voting Rights

     To the extent required by applicable law, the Company will vote the shares of the Underlying Funds held in the Separate Account at meetings of the shareholders of the Underlying Funds in accordance with instructions received from persons having the voting interest in the corresponding Portfolios. The Company will vote shares for which it has not received instructions in the same proportion as it votes shares for which it has received instructions.

     The number of shares which a person has a right to vote will be determined as of a date to be chosen by the Trust not more than 90 days prior to the meeting of the respective Underlying Fund's shareholders. Voting instructions will be solicited by written communication in advance of such meeting. Except as may be limited by the terms of the retirement plan pursuant to which the Contract was issued, the person having such voting rights will be the Owner before the Annuity Date; thereafter the payee entitled to receive payments under the Contract.

Substitution of Securities

     If the shares of any of the Series should no longer be available for investment by the Separate Account or if, in the judgment of the Company's Board of Directors, further investment in the shares of a Series is no longer appropriate in view of the purposes of the Contract, the Company may substitute shares of another mutual fund (or Series thereof) for Underlying Fund shares already purchased and/or to be purchased in the future by Premiums under the Contract. No such substitution of securities may take place without prior approval of the Securities and Exchange Commission and under such requirements as the Commission may impose.

_____________________________________________________________________________

                               CONTRACT CHARGES
_____________________________________________________________________________

Mortality and Expense Risk Charge

     The Company deducts a Mortality and Expense Risk Charge from each Portfolio during each Valuation Period. The aggregate Mortality and Expense Risk Charge is equal, on an annual basis, to 1.25% of the net asset value of each Portfolio (approximately 1.02% is for mortality risks and approximately 0.23% is for expense risks). The mortality risks assumed by the Company arise from its contractual obligations: (1) to make annuity payments after the Annuity Date for the life of the Annuitant(s); (2) to waive the Withdrawal Charge in the event of the death of the Annuitant; and (3) to provide both a standard and an enhanced Death Benefit prior to the Annuity Date. The portion of the total Mortality Risk Charge attributable to the Company's providing the first two of those three benefits and providing a standard Death Benefit is 0.90% annually of net assets; the balance of 0.12% is assessed for providing an Enhanced Death Benefit. A detailed explanation of the standard and Enhanced Death Benefits may be found under "Death Benefit," on Page 15.

     The expense risk assumed by the Company is that the costs of administering the Contracts and the Separate Account will exceed the amount received from the Administration Charge and the Contract Maintenance Charge. The Expense Risk Charge is guaranteed by the Company and cannot be increased. The Mortality and Expense Risk Charge is assessed during both the Accumulation Period and the Annuity Period.

Contract Maintenance Charge

     An annual Contract Maintenance Charge of $35 is charged against each Contract. The amount of this charge is guaranteed and cannot be increased by the Company. This charge reimburses the Company for expenses incurred in establishing and maintaining records relating to a Contract. The Contract Maintenance Charge will be assessed on each anniversary of the Contract Date that occurs on or prior to the Annuity Date. In the event that a total surrender of the Contract Value is made, the Charge will be assessed as of the date of surrender without proration. This Charge is not assessed during the Annuity Period.

     The total Contract Maintenance Charge is allocated between the Portfolio(s) and the General Account in proportion to the respective Contract Values similarly allocated. The Contract Maintenance Charge is at cost with no margin included for profit. The Company will monitor this charge to ensure that it does not exceed annual administrative expenses. This charge may be a lesser amount where required by state law.

Administration Charge

      The Company assesses an Administration Charge equal, on an annual basis,
to 0.15% of  the  daily net asset  value  of  the  Separate  Account.   The
Administration Charge is designed only to reimburse the Company for administrative expenses related to the Separate Account and the issuance and maintenance of the Contract, and the Company will monitor this charge to ensure that it does not exceed annual administration expenses.

Transfer Fee

         A Transfer Fee of $25.00 will apply to transfers in excess of 15 in a Contract Year. The Company may waive the Transfer Fee in connection with pre-authorized automatic transfer programs, or in those states where a lesser fee is required.

     This fee will be deducted from Contract Values which remain in the Portfolio(s) from which the transfer was made. If such remaining Contract Value is insufficient to pay the Transfer Fee, then the fee will be deducted from transferred Contract Values.

Withdrawal Charge

     Federal tax law places a number of constraints on withdrawals from annuity contracts. Subject to those limitations, the Contract Value may be withdrawn at any time during the Accumulation Period. Owners should consult their own tax counsel or other tax advisers regarding any withdrawals. (See "Withdrawals," Page 18.)

     A contingent deferred sales charge, which is referred to as the Withdrawal Charge, may be imposed upon certain withdrawals. Withdrawal Charges will vary in amount depending upon the number of completed years in the Contract from the date of Premium deposit at the time of withdrawal in accordance with the Withdrawal Charge table shown below.

Withdrawal Charge Table
_____________________________________________________________________________

Number of Complete Contract Years       Applicable Withdrawal
Since Premium Being Withdrawn Was Made  Charge Percentage
______________________________________  ______________________
Zero                                                        7%
First                                                       6%
Second                                                      5%
Third                                                       4%
Fourth                                                      3%
Fifth                                                       2%
Sixth                                                       1%
Seventh and later                                           0%

        The Withdrawal Charge is deducted from the remaining Contract Value so that the actual reduction in Contract Value as a result of the withdrawal will be greater than the withdrawal amount requested and paid. For purposes of determining the Withdrawal Charge, withdrawals will be allocated first to earnings, if any (which may generally be withdrawn free of Withdrawal Charge), and then to Premium on a first-in, first-out basis so that all withdrawals are allocated to Premium to which the lowest (if any) Withdrawal Charge applies.

         Premiums that are no longer subject to the Withdrawal Charge (and not previously withdrawn), plus earnings in the Owner's Account may be withdrawn free of Withdrawal Charges at any time ("Initial Free Withdrawal").

      Further, there may be an additional free withdrawal amount for the first withdrawal during a Contract Year ("Additional Free Withdrawal"). The Additional Free Withdrawal amount is equal to 10% of Premium that remains subject to the Withdrawal Charge, less earnings in the Owner's account. An Owner will not receive the benefit of an Additional Free Withdrawal in a full surrender. For purposes of this provision, earnings shall mean any amount in the Contract above unliquidated Premium. For an example of the Additional Free Withdrawal calculation see Appendix C.

        If the withdrawal request does not specify from which Portfolio(s) the withdrawal is to be made, the request will be processed by reducing the Contract Values in each Portfolio in proportion to their allocations.

      The Company will waive the Withdrawal Charge on any withdrawal necessary to satisfy the minimum distribution requirements of the Code. In addition, where legally permitted, the Withdrawal Charge may be eliminated when a Contract is issued to an agent, officer, director or employee of the Company or its affiliates.

     The amounts obtained from the Withdrawal Charge will be used to pay sales commissions and other promotional or distribution expenses associated with the marketing of the Contracts. To the extent that the Withdrawal Charge is insufficient to cover all sales commissions and other promotional or distribution expenses, the Company may use any of its corporate assets, including potential profit which may arise from the Mortality and Expense Risk Charge, to make up any difference.

Premium Taxes

     The Company will charge against the Contract Value the amount of any premium taxes levied by a state or any other governmental entity upon Premiums received by the Company. To the best of the Company's present knowledge, premium taxes currently imposed by certain jurisdictions range from 0% to 4.0%. This range is subject to change. The method used to recoup premium tax expense will be determined by the Company at its sole discretion and in compliance with applicable state law. The Company may deduct such charges from an Owner's Contract Value either: (1) at the time the Contract is surrendered,
(2) at Annuitization, or (3) in those states which require, at the time Premiums are made to the Contract.

Deduction for Separate Account Income Taxes

     While the Company is not currently maintaining a provision for taxes, the Company has reserved the right to establish such a provision for taxes in the future if it determines, in its sole discretion, that it will incur a tax as a result of the operation of the Separate Account. The Company will deduct for any taxes incurred by it as a result of the operation of the Separate Account whether or not there was a provision for taxes and whether or not it was sufficient.

Other Expenses

     The charges and expenses applicable to the various Series of the Underlying Funds are borne indirectly by Owners having Contract Values allocated to the Portfolios that invest in the respective Series. For a summary of current estimates of those charges and expenses, see "Fee Tables," Page 7.

Reduction of Charges for Sales to Certain Groups

        The Company may reduce the Withdrawal and/or Administrative charges on Contracts sold to certain groups or individuals, or to a trustee, employer or other entity representing a group, where it is expected that such sales will result in savings of sales or administrative expenses. The entitlement to such reductions will be determined by the Company by considering the following factors: (1) the size of the group; (2) the total amount of Premiums expected to be received; (3) the nature of the group for which the Contracts are purchased, and the persistency expected in that group; (4) the purpose for which the Contracts are purchased and whether that purpose makes it likely that expenses will be reduced; and (5) any other circumstances which the Company believes to be relevant in determining whether reduced sales or administrative expenses may be expected. None of the reductions in charges for such sales are contractually guaranteed. Such reductions may be withdrawn or modified by the Company on a uniform basis. The Company's reductions in charges for such sales will not be unfairly discriminatory to the interests of any Owners.

_____________________________________________________________________________

                         DESCRIPTION OF THE CONTRACTS
_____________________________________________________________________________
Summary

      The Contracts provide for the accumulation of Contract Values during the Accumulation Period. Upon Annuitization, benefits are payable under the Contracts in the form of an annuity, either for the life of the Annuitant or for a fixed number of years. (See "Annuity Period - Annuity Options," Page 19.)

Owner

     The Owner is the person who is entitled to exercise all rights and privileges of ownership under the Contract.

      If Joint Owners are named, the Joint Owner must be the spouse. The Joint Owner will possess an undivided interest in the Contract. The Contract Owner retains sole rights in the Contract upon the other's death prior to the Annuity Date. Unless otherwise provided, when Joint Owners are named, the exercise of any ownership right in the Contract, shall require a written indication of an intent to exercise that right, which must be signed by both Owners.

Annuitant

     The Annuitant is the person on whose life annuity payments under a Contract depend. (In the case of a Contract issued in connection with a plan qualified under Section 403(b) or 408 of the Code, the Owner is the Annuitant.)

Modification of the Contract

        Only the Company's President, a Vice President, Secretary or Assistant Secretary may approve a change or waive any provisions of the Contract. Any change or waiver must be in writing. No agent has the authority to change or waive the provisions of the Contract.

     The Company reserves the right to change the terms of the Contract as may be necessary to comply with changes in applicable law, or otherwise deemed necessary by the Company.

Assignment

     Where permitted, the Owner may assign the Contract at any time during the lifetime of the Annuitant. Such assignment will take effect upon receipt by the Company of written notice thereof executed by the Owner. The Company assumes no responsibility for the validity or sufficiency of any assignment. The Company shall not be liable as to any payment or other settlement made by the Company before receipt of the assignment. Qualified Plan Contracts may not be assigned, pledged or otherwise transferred except under such conditions as may be allowed by applicable law.

       If this Contract is a Non-Qualified Plan Contract, any portion which is pledged or assigned shall be treated as a distribution and shall be included in gross income to the extent that the cash value exceeds the investment in the Contract, for the taxable year in which the assignment or pledge occurs. In addition, any portion assigned may, under certain conditions, be subject to a tax penalty equal to 10% of the amount which is included in gross income.

Death of Annuitant
(Owner Same as Annuitant)

      If the Annuitant dies before the Annuity Date, the Beneficiary(ies) will have the following options:

1)  Collect the death benefit in a lump-sum payment; or

2)  Collect the death benefit in the form of one of the Annuity Options.
The payments must be over the life of the Beneficiary or over a period not extending beyond the life expectancy of the Beneficiary. This option must be selected and payments must commence within one year after Annuitant's death; or

3) If the Beneficiary is the Annuitant's spouse, the Beneficiary may continue the Contract in force.

       If there is no surviving Beneficiary, the Death Benefit will be paid in lump sum to the Owner's estate. If there is more than one surviving Beneficiary, the Beneficiaries must choose to receive their respective portions of Death Benefit according to either (1), (2) or (3) above. The Code requires that any distribution from a Non-Qualified Plan Contract to be paid within five years of the death of Owner. Similar rules may apply to Qualified Plan Contracts.

         The value of the Death Benefit will be determined as of the Valuation Date coincidental with or next following the date the Company receives and processes both (1) Due Proof of Death; and (2) an election for either a single sum payment or an Annuity Option.

Death of Owner

     If the Owner is other than the Annuitant, and the Owner dies prior to the Annuity Date, the entire interest in the Contract less any applicable deductions, which may include surrender charges, must be distributed within 5 years. Such distribution will be paid to the Beneficiary unless the Owner has named a Contingent Owner to receive the distribution. Alternatively, the Beneficiary or Contingent Owner may elect to receive distribution in the form of a life annuity or an annuity for a period certain not to exceed the Beneficiary's (Contingent Owner's) life expectancy. Payment from such annuity must begin within one year following the date of the Owner's death. In the event the Beneficiary (Contingent Owner) is the Owner's spouse, the Contract may be continued with the spouse becoming the Owner. In the event the Annuitant does not survive the Owner, or if the Annuitant and Owner are the same person, distribution will be made in accordance with the Death of Annuitant provision.

         If the Owner dies on or after the Annuity Date, and before the entire interest in the Contract has been distributed, the remaining portion must be distributed at least as rapidly as the method in effect on the date of the Owner's death.

Amount of Death Benefit

     The standard Death Benefit is equal to the greater of:

(1) the Contract Value at the end of the Valuation Period during which Due Proof of Death and an election of the type of payment to the Beneficiary is received by the Company, at its Annuity Service Center; or

(2) the total dollar amount of Premiums made prior to the death of the Annuitant, minus the sum of:

     (a)     the total amount of any partial withdrawals; and

     (b)     premium taxes incurred.

     In addition, where permitted under state law, the Company will provide an Enhanced Death Benefit. The Enhanced Death Benefit is determined by (A) re-computing the standard Death Benefit by accumulating all amounts under (2) above annually at 5% (4% if the Annuitant was age 70 or older on the Issue
Date) to the date of death, and (B) paying the greater of the amount so determined and the following amount, which is deemed to be $0 if the Annuitant dies prior to the seventh Contract Year:

       The Contract Value at the seventh Contract Year, plus any Premiums made since that time and before the death of the Annuitant, minus the sum of:

(a)    the total amount of partial withdrawals since such seventh Contract
Year; and

(b) premium taxes incurred since the seventh Contract Year, all accumulated annually at 5% (4% if the Annuitant was age 70 or older on the Issue Date) to the date of death.

       NOTE: The portion of the Mortality and Expense Risk Charge attributable to the Enhanced Death Benefit (0.12%) will be assessed against Separate Account allocations pursuant to all Contracts issued, whether or not applicable state law permits the Contract to offer the Enhanced Death Benefit. Therefore, purchasers of Contracts in states where the Enhanced Death Benefit is not permitted will be paying for a benefit they will not receive.

     Notwithstanding anything contained in this Prospectus, the Enhanced Death Benefit shall never exceed 250% of all Premiums made to the Contract, reduced by the amount of any partial withdrawals.

Beneficiary

     The Owner may designate the Beneficiary(ies) to receive any amount payable on Owner's death. The original Beneficiary(ies) will be named in the application. If two or more persons are named, those surviving the Owner will share equally unless otherwise stated. The Owner may change the Beneficiary(ies) by filing a written request with the Company at its Annuity Service Center, unless an irrevocable Beneficiary(ies) designation was previously filed. Any change will take effect when recorded by the Company. The Company is not liable for any payment made or action taken before it records the change.

_____________________________________________________________________________

                  PURCHASES, WITHDRAWALS AND CONTRACT VALUE
_____________________________________________________________________________

Premiums

       Premiums are flexible. This means that you, subject to Company declared minimums and maximums, may change the amounts, frequency or timing of Premiums. The initial Premium must be at least $5,000 for Non-Qualified Plan Contracts and $2,000 for Qualified Plan Contracts. Subsequent Premiums must be at least $500 ($50 if made in connection with an Automatic Payment Plan). Total Premiums under a Contract may not exceed $1,000,000. The Company will not issue a Contract to an individual under a Non-Qualified Plan who is age 80 or older or under a Qualified Plan who is age 70 1/2 or older, without prior Company approval. The Company may waive any of the maximums or minimums contained in this Section.

     The Company reserves the right to refuse any Premium at any time.

Automatic Payment Plan

        Automatic bank drafts through the Company's Automatic Payment Plan for scheduled subsequent Premiums may be made at a minimum of $50 or more per month. An enrollment form for this program is available through the Company's Annuity Service Center.

Automatic Dollar Cost Averaging Program

        Units of the Portfolios may be purchased over a period of time through the Automatic Dollar Cost Averaging ("DCA") Program. Under this Program, the Owner may authorize the automatic transfer of a fixed dollar amount ($100 minimum) of his or her choice at regular intervals from a source account to one or more of the Portfolios (other than the source account) at the unit values determined on the dates of the transfers. Currently, all Portfolios are available as source accounts. The intervals between transfers may be monthly, quarterly, semi-annually or annually, at the option of the Owner. This service is intended to allow the Owner to utilize DCA, a long-term investment program which provides for regular, level investments over time. The Company makes no guarantees that DCA will result in a profit or protect against loss in a declining market. To qualify for the DCA Program, there must be a minimum total Contract Value of $15,000, unless such minimum is waived by the Company.

     Another option under the DCA Program is the periodic transfer of a selected percentage of the value of the source account to one of the Portfolios (other than the source account). A third option is to transfer the entire Contract Value in the source account in a stated number of transfers as selected by the Owner. Although the various options under the DCA Program will allow transfers to be made from any of the Portfolios, the Owner must elect to have the transfers made exclusively from one of these source accounts.

        A written election of this service, on a form provided by the Company, must be completed by the Contract Owner in order to begin transfers. Once elected, transfers from the source account will be processed periodically until either the value of the source account is completely depleted or the Contract Owner instructs the Company in writing to cancel the transfers. The Company also reserves the right to assess a processing fee for this service.

Rebalancing

        A Contract Owner may elect, on a form provided by the Company, to have his/her Separate Account Value reallocated among Portfolios in designated percentages on a periodic basis (monthly, quarterly, semi-annual or annual basis, or at such other time interval as approved by the Company). The Company reserves the right to assess a processing fee for this service.

Allocation of Premiums

      Premiums are allocated to the Portfolio(s) selected by the Owner. Owners making initial Premiums should specify their allocations on the application for a Contract. If the application is in good order, the Company will apply the initial Premium to the Portfolio(s), as selected, and credit the Contract with Accumulation Units within two business days of receipt at the Annuity Service Center. The number of Accumulation Units in a Portfolio attributable to a Premium is determined by dividing that portion of the Premium which is allocated to the Portfolio by that Portfolio's Accumulation Unit value as of the end of the Valuation Period when the allocation occurs.

     IF THE APPLICATION DOES NOT SPECIFY AN ALLOCATION, THE APPLICATION IS NOT IN GOOD ORDER. If the application for a Contract is not in good order, the Company will attempt to rectify it within five business days of its receipt at the Annuity Service Center. The Company will credit the initial Premium within two business days after the application has been rectified. Unless the prospective Owner consents otherwise, the application and the initial Premium will be returned if the application cannot be put in good order within five business days of such receipt.

         Just like initial Premiums, Owners making subsequent Premium payments should specify how they want their Premiums allocated. Otherwise the Company will automatically process the Premium based on the most recent allocation on record with the Company.

Transfer During Accumulation Period

        During the Accumulation Period, the Owner may transfer Contract Values among Portfolios, by written request or if the Owner makes such an election on the Contract application, by telephone authorization. The Company has in place procedures which are designed to provide reasonable assurance that telephone authorizations are genuine, including tape recording of telephone communications and requesting identifying information. Accordingly, the Company and its affiliates disclaim all liability for any claim, loss or expense resulting from any alleged error or mistake in connection with a telephone transfer which was not properly authorized by the Owner. However, if the Company fails to employ reasonable procedures to ensure that all telephone transfers are properly authorized, the Company may be held liable for such losses. The Company reserves the right to modify or discontinue at any time and without notice the use of telephone transfers and accepting transfer instructions from someone other than the Owner.

       Telephone calls authorizing transfers must be completed by the close of regular trading on the NYSE (normally 4:00 p.m. Eastern time) on a Valuation Date in order to be effected at the price determined on such date. Transfer authorizations, whether written or by telephone, which are received after such close of regular trading will be processed as of the next Valuation Date.

     A Transfer Fee may be assessed (See "Transfer Fee," Page 12). This transfer privilege may be suspended, modified or terminated at any time without notice.

        The minimum partial transfer amount is $100. Also, no partial transfer may be made if the value of the Owner's interest in the Portfolio from which a transfer is being made would be less than $100 after the transfer. The Company may waive the minimum partial transfer amount in connection with pre-authorized automatic transfer programs.

Separate Account Accumulation Unit Value

       Accumulation Unit value is determined Monday through Friday on each day that the NYSE is open for business.

       A separate Accumulation Unit value is determined for each Portfolio. If the Company elects or is required to assess a charge for taxes, a separate Accumulation Unit value may be calculated for Contracts issued in connection with Non-Qualified and Qualified Plans, respectively, within each Portfolio.

      The Accumulation Unit value for each Portfolio will vary with the price of a share in the corresponding Series and in accordance with the Mortality and Expense Risk Charge, Administrative Charge, and any provision for taxes. Assessments of Withdrawal Charges, Transfer Fees and Contract Maintenance Charges are effected by redemption of Accumulation Units and do not affect Accumulation Unit value.

      The value of an Accumulation Unit for each Portfolio was arbitrarily set initially at $10 when Fund shares in that Portfolio were available for purchase. The value for any subsequent Valuation Period is determined by multiplying the Accumulation Unit Value for each Portfolio for the immediately preceding Valuation Period by the Net Investment Factor for the Portfolio during the subsequent Valuation Period. The value of an Accumulation Unit may increase or decrease from Valuation Period to Valuation Period. The number of Accumulation Units will not change as a result of investment experience.

Distribution of Contracts

        Contracts are sold by registered representatives of broker-dealers who are licensed insurance agents of the Company, either individually or through an incorporated insurance agency. Commissions on initial Premium paid to registered representatives may vary, but are not anticipated to exceed 6.75% of any Premium (including any promotional sales incentives). In addition, under certain circumstances, certain sellers of the Contracts may be paid persistency bonuses which will take into account, among other things, the length of time Premiums have been held under a Contract, and Contract Values. A persistency bonus is not anticipated to exceed 1.00%, on an annual basis, of the Contract Values considered in connection with the bonus. All such commissions, incentives and bonuses are paid by the Company.

     Jackson National Financial Services, Inc., located at 5901 Executive Drive, Lansing, Michigan 48911, serves as distributor of the Contract. Jackson National Financial Services, Inc. is a wholly owned subsidiary of the Company and is registered as a broker-dealer under the Securities Exchange Act of 1934, as amended, and is a member of the National Association of Securities Dealers, Inc.

Withdrawals (Redemptions)

        Except as explained below, an Owner may redeem a Contract for all or a portion of its Contract Value during the Accumulation Period. Withdrawal Charges may be applicable, however, which would reduce the Contract Value upon redemption.

        Withdrawals and distributions from Contracts issued in connection with certain Qualified Plans may be subject to a mandatory 20% withholding requirement.

       Withdrawals of amounts attributable to contributions made pursuant to a salary reduction agreement (in accordance with Section 403(b)(11) of the Code) are limited to circumstances only: when the Owner attains age 59 1/2, separates from service, dies, becomes disabled (within the meaning of Section 72(m)(7) of the Code), or in the case of hardship. These limitations on withdrawals apply to: (1) salary reduction contributions made after December 31, 1988; (2) income attributable to such contributions; and (3) income attributable to amounts held as of December 31, 1988. The limitations on withdrawals do not affect rollovers or exchanges between certain Qualified Plans. Tax penalties may also apply. While the foregoing limitations only apply to certain Contracts issued in connection with Section 403(b) Qualified Plans, all Owners should seek competent tax advice regarding any withdrawals or distributions.

     Except in connection with a Systematic Withdrawal Program, described below, the minimum partial withdrawal amount is $500, or, if less, the Owner's entire interest in the Portfolio from which a withdrawal is requested. The Owner's interest in the Portfolio from which the withdrawal is requested must be at least $100 after the withdrawal is completed if anything is left in that Portfolio.

      A written withdrawal request or Systematic Withdrawal Program enrollment form, as the case may be, must be sent to the Company at its Annuity Service Center. The required program form will not be in good order unless it includes the Owner's Tax I.D. Number (e.g., Social Security Number) and provides instructions regarding withholding of income taxes. The Company provides the required forms.

     The Company may also accept telephone requests for certain partial withdrawals from Owners who elect this option either through the Contract application or by completing a Telephone Redemption Authorization Form provided by the Company. The Company reserves the right to impose maximum withdrawal amounts and procedural requirements regarding this privilege. The proceeds of a telephone withdrawal will be sent by check to the Owner at the address of record only. Telephone calls authorizing withdrawals must be completed by the close of regular trading on the NYSE (normally 4:00 p.m. Eastern time) on a Valuation Date in order to be effected at the price determined on such date. The Company reserves the right to terminate or modify the telephone withdrawal service at any time.

      If the request is for total withdrawal, the Contract, or a Lost Contract Affidavit, must be submitted as well. The Withdrawal Value is determined on the basis of the Contract Values next computed following receipt of a request in proper order. The Withdrawal Value will normally be paid within seven days after the day a proper request is received by the Company at its Annuity Service Center. However, the Company may suspend the right of withdrawal from the Separate Account or delay payment for such withdrawal more than seven days: (1) during any period when the NYSE is closed (other than customary weekend and holiday closings); (2) when trading on the NYSE is restricted or an emergency exists as determined by the Securities and Exchange Commission so that disposal of the Separate Account's investments or determination of Accumulation Unit value is not reasonably practicable; or (3) for such other periods as the Securities and Exchange Commission, by order, may permit for protection of Owners.

Systematic Withdrawal Program

       A Contract Owner may elect in writing on a form provided by the Company to take Systematic Withdrawals by surrendering a specified dollar amount (of at least $50) on a monthly, quarterly, semi-annual, or annual basis. The Company will process the withdrawals as directed by surrendering on a pro-rata basis Accumulation Units from all Portfolios in which the Contract Owner has an interest. A Withdrawal Charge may apply to Systematic Withdrawals in accordance with the considerations set forth in the "Withdrawal Charge" section on Page 12. Each Systematic Withdrawal is subject to federal income taxes on the taxable portion. In addition, a 10% federal penalty tax may be assessed on Systematic Withdrawals if the Contract Owner is under age 59 1/2. If directed by the Contract Owner, the Company will withhold federal taxes from each Systematic Withdrawal. The Contract Owner may discontinue Systematic Withdrawals at any time by notifying the Company in writing.

     The Company reserves the right to discontinue offering Systematic Withdrawals upon 30 days' written notice to Contract Owners; however, any such discontinuation would not affect Systematic Withdrawal programs already commenced. The Company also reserves the right to assess a processing fee for this service.

ERISA Plans

     Spousal consent may be required when a married Owner seeks a distribution from a Contract that has been issued in connection with a Qualified Plan (or a Non-Qualified Plan that is subject to Title 1 of ERISA). Owners should obtain competent legal and/or tax advice.

Minimum Contract Value

        If the Contract Value is less than $500 and no Premiums have been made during the previous three full calendar years, the Company reserves the right, after 60 days' written notice to the Owner, to terminate the Contract and distribute its Withdrawal Value to the Owner. This privilege will be exercised only if the Contract Value has been reduced to less than $500 as a result of withdrawals, and state law permits. In no instance shall such termination occur if the value has fallen below $500 due to either decline in Accumulation Unit value or the imposition of fees and charges.

_____________________________________________________________________________

                                ANNUITY PERIOD
_____________________________________________________________________________

Annuity Date

     The Owner selects an Annuity Date (the date on which annuity payments are to begin) at the time of application. In selecting an Annuity Date, the Owner may wish to consider the applicability of a Withdrawal Charge, which is imposed upon Annuitizations which occur within one year of the Issue Date. Annuity payments will begin no later than the Latest Annuity Date. If no Annuity Date is selected, the Annuity Date will be the Latest Annuity Date. The Owner may change the Annuity Date, at any time at least seven days prior to the Annuity Date then indicated on the Company's records, by written notice to the Company at its Annuity Service Center.

Annuity Options

      The Owner, or any Beneficiary who is so entitled, may elect to receive a lump sum at the end of the Accumulation Period. However, a lump sum distribution may be deemed to be a withdrawal, and at least a portion of it may be subject to applicable Contract charges and income tax. Alternatively, an Annuity Option may be elected. The Owner may, upon prior written notice to the Company, elect an Annuity Option at any time prior to the Annuity Date.

        A change of Annuity Option is permitted if made at least 7 days before the Annuity Date. If no other Annuity Option is elected, monthly annuity payments will be made in accordance with Option 3 below, a Life annuity with a 120-month period certain. Annuity payments will be made in monthly, quarterly, semi-annual or annual installments as selected by the Owner. However, if the amount available to apply under an Annuity Option is less than $5,000, and state law permits the Company has the right to pay the annuity in one lump sum. In addition, if the first payment provided would be less than $50, and state law permits, the Company shall have the right to require the frequency of payments be at quarterly, semi-annual or annual intervals so as to result in an initial payment of at least $50.

      NO WITHDRAWALS OF CONTRACT VALUE ARE PERMITTED DURING THE ANNUITY PERIOD FOR ANY ANNUITY OPTION UNDER WHICH PAYMENTS ARE BEING MADE PURSUANT TO LIFE CONTINGENCIES.

     The following Annuity Options are generally available under the Contract. However, there may be restrictions in the retirement plan pursuant to which a Contract has been purchased.

Option 1 - Life Income

        An annuity payable monthly during the lifetime of the Annuitant. Under this Option, no further payments are payable after the death of the Annuitant and there is no provision for a death benefit payable to the Beneficiary. Therefore, it is possible under Option 1 for the payee to receive only one monthly annuity payment under this Contract.

Option 2 - Joint and Survivor Annuity

     An annuity payable monthly while both the Annuitant and a designated second person are living. Upon the death of either person, the monthly income payable will continue during the lifetime of the survivor at either the full amount previously payable or as a percentage (either one-half or two-thirds) of the full amount, as chosen at the time of election of this Option.

       Annuity payments terminate automatically and immediately upon the death of the surviving person without regard to the number or total amount of payments received.

       There is no minimum number of guaranteed payments and it is possible to have only one annuity payment if both the Annuitant and the designated second person die before the due date of the second payment.

Option 3 - Life Annuity with 120 or 240 Monthly Payments Guaranteed

     An annuity payable monthly during the lifetime of the Annuitant, with the guarantee that if, at the death of the Annuitant, payments have been made for fewer than the guaranteed 120 or 240 monthly periods, as elected by the Owner, the balance of the guaranteed number of payments will be made to the Beneficiary.

Option 4 - Income for a Specified Period

       Under this Option, a payee can elect an annuity payable monthly for any period of years from 5 to 30. This election must be made for full 12 month periods. In the event the payee dies before the specified number of payments has been made, the Beneficiary may elect to continue receiving the scheduled payments or may alternatively elect to receive the discounted present value of any remaining guaranteed payments in a lump sum.

Other Options

      At the sole discretion of the Company, other annuity options may be made available. However, to the extent that Withdrawal Charges would otherwise apply to a withdrawal or termination, the identical Withdrawal Charge may apply with respect to any additional options.

Death Benefit During Annuity Period

      If the Owner dies after the Annuity Date while the Contract is in force, the death proceeds, if any, will depend upon the Annuity Option in effect at the time of the payee's death. If the Owner dies after the Annuity Date and before the entire interest in the Contract has been distributed, the remaining interest, if any, as provided for in the Annuity Option elected, will be distributed at least as rapidly as under the method of distribution in effect at the Owner's death.

_____________________________________________________________________________

                             ANNUITY PAYMENTS
_____________________________________________________________________________

Initial Monthly Annuity Payment

      The initial annuity payment attributable to investment in a Portfolio is determined by taking the Contract Value allocated to that Portfolio, less any premium tax and any applicable Contract changes, and then applying it to the annuity table specified in the Contract. Those tables are based on a set amount per $1,000 of proceeds applied. The appropriate rate must be determined by the sex (except where, as in the case of certain Qualified Plans and other employer-sponsored retirement plans, such classification is not permitted) and age of the Annuitant and designated second person, if any.

       The dollars applied are then divided by 1,000 and the result multiplied by the appropriate annuity factor appearing in the table to compute the amount of the first monthly annuity payment. That amount is divided by the value of an Annuity Unit as of the Annuity Date to establish the number of Annuity Units representing each Variable Annuity payment. The number of Annuity Units determined for the first Variable Annuity payment remains constant for the second and subsequent monthly Variable Annuity payments, assuming that no reallocation of Contract Values is made. The total Variable Annuity payment is equal to the sum of the annuity payments as determined above for each Portfolio to which Contract Value is allocated on the Annuity Date.

Subsequent Monthly Payments

         The amount of the second and each subsequent monthly Variable Annuity payment is determined by multiplying the number of Annuity Units, as determined in connection with the determination of the initial monthly payment, above, by the Annuity Unit Value as of the Valuation Period next preceding the date on which each annuity payment is due.

Annuity Unit Value

       The initial value of an Annuity Unit of each Portfolio was set when the Portfolios were established. The value may increase or decrease from one Valuation Period to the next. The annuity tables contained in the Contract are based on a 3.0% per annum assumed investment rate. If the actual net investment rate experienced by a Portfolio exceeds 3.0%, Variable Annuity payments derived from allocations to that Portfolio will increase over time. Conversely, if the actual rate is less than 3.0%, Variable Annuity payments will decrease over time. If the net investment rate equals 3.0%, the Variable Annuity payments will remain constant. If a higher assumed investment rate had been used, the initial monthly payment would be higher, but the actual net investment rate would also have to be higher in order for annuity payments to increase (or not to decrease).

     The payee receives the value of a fixed number of Annuity Units each month. The value of a fixed number of Annuity Units will reflect the investment performance of the Portfolios elected, and the amount of each annuity payment will vary accordingly.

     For each Portfolio, the value of an Annuity Unit for any Valuation Period is determined by multiplying the Annuity Unit Value for the immediately preceding Valuation Period by the Net Investment Factor for the Valuation Period for which the Annuity Unit Value is being calculated. The result is then multiplied by a second factor which offsets the effect of the assumed net investment rate of 3.0% per annum which is assumed in the annuity tables contained in the Contract. The Net Investment Factor, which reflects changes in the net asset value of the shares of the Series in which the Portfolio invests, is described in greater detail in the Statement of Additional Information.

_____________________________________________________________________________

                                ADMINISTRATION
_____________________________________________________________________________

      Please direct all service inquiries to the Company at (800) 766-4683. Be sure to provide the policy number and Owner's name.

Statements and Reports

      The Company will mail to Contract Owners, at their last known address of record, any statements and reports required by applicable law or regulation. Contract Owners should therefore give the Company prompt notice of any address change. The Company will send a confirmation statement to Contract Owners each time a transaction is made affecting the Owner's Contract Value, such as making additional Premiums, transfers, exchanges or withdrawals. Quarterly statements are also mailed detailing the Contract activity during the calendar quarter. Instead of receiving an immediate confirmation of transactions made pursuant to some types of periodic payment plans (such as a Dollar Cost Averaging Program) or salary reduction arrangement, the Contract Owner may receive confirmation of such transactions in their quarterly statements. The Contract Owner should review the information in these statements carefully.

All errors or corrections must be reported to the Company immediately to assure proper crediting to the Owner's Contract. The Company will assume all transactions are accurate unless the Contract Owner notifies the Company otherwise within thirty (30) days after receipt of the statement. The Company will also send to Contract Owners such additional reports and information as may be required by Federal securities laws.

_____________________________________________________________________________

                                    TAXES
_____________________________________________________________________________

     NOTE: INFORMATION CONTAINED HEREIN SHOULD NOT BE SUBSTITUTED FOR THE ADVICE OF A PERSONAL TAX ADVISER. THE COMPANY DOES NOT MAKE ANY GUARANTEE REGARDING THE TAX STATUS OF ANY CONTRACT OR ANY TRANSACTION INVOLVING THE CONTRACTS.

General

     Section 72 of the Code governs taxation of annuities in general. An individual Owner is not taxed on increases in the value of a Contract until distribution occurs, either in the form of a non-annuity distribution or as annuity payments under the Annuity Option elected. For a lump sum payment received as a total surrender (total redemption), the recipient is taxed on the portion of the payment that exceeds the cost basis of the Contract. For a payment received as a withdrawal (partial redemption), Federal tax liability is determined on a last-in, first-out basis, meaning taxable income is withdrawn before the cost basis of the Contract is withdrawn. For Contracts issued in connection with Non-Qualified Plans, the cost basis is generally the Premiums, while for Contracts issued in connection with Qualified Plans there may be no cost basis. The taxable portion of the lump sum payment is taxed at ordinary income tax rates. Tax penalties may also apply.

     For annuity payments, the taxable portion is determined by a formula which establishes the ratio that the cost basis of the Contract bears to the total value of annuity payments for the term of the Contract. The taxable portion is taxed at ordinary income tax rates. Owners, Annuitants and Beneficiaries under the Contracts should seek competent financial advice about the tax consequences of distributions under the retirement plan for which the Contracts are purchased.

      Generally, the amount of any payment of interest to a non-resident alien of the United States shall be subject to withholding of a tax equal to thirty (30%) percent of such amount or, if applicable, a lower treaty rate. A payment may not be subject to withholding where the recipient sufficiently establishes that such payment is effectively connected to the recipient's conduct of a trade or business in the United States and such payment is included in recipient's gross income.

     The Company is taxed as a life insurance company under the Code. For Federal income tax purposes, the Separate Account is not a separate entity from the Company and its operations form a part of the Company.

Withholding Tax on Distributions

     The Code generally requires the Company (or, in some cases, a plan administrator) to withhold tax on the taxable portion of any distribution or withdrawal from a Contract. For "eligible rollover distributions" from Contracts issued under certain types of Qualified Plans, 20% of the distribution must be withheld, unless the payee elects to have the distribution "rolled over" to another eligible plan in a direct "trustee to trustee" transfer. This requirement is mandatory and cannot be waived by the Owner. Withholding on other types of distributions can be waived.

       An "eligible rollover distribution" is the estimated taxable portion of any amount received by a covered employee from a plan qualified under Section 401(a) or 403(a) of the Code, or from a tax sheltered annuity qualified under
Section 403(b) of the Code (other than (1) annuity payments for the life (or life expectancy) of the employee, or joint lives (or joint life expectancies) of the employee and his or her designated beneficiary, or for a specified period of ten years or more; and (2) distributions required to be made under the Code). Failure to "rollover" the entire amount of an eligible rollover distribution (including an amount equal to the 20% portion of the distribution that was withheld) could have adverse tax consequences, including the imposition of a penalty tax on premature withdrawals, described later in this section.

     Withdrawals or distributions from a Contract other than eligible rollover distributions are also subject to withholding on the estimated taxable portion of the distribution, but the Owner may elect in such cases to waive the withholding requirement. If not waived, withholding is imposed (1) for periodic payments, at the rate that would be imposed if the payments were wages, or (2) for other distributions, at the rate of 10%. If no withholding exemption certificate is in effect for the payee, the rate under (1) above is computed by treating the payee as a married individual claiming 3 withholding exemptions.

Diversification - Separate Account Investments

       Section 817(h) of the Code imposes certain diversification standards on the underlying assets of variable annuity contracts. The Code provides that a variable annuity contract will not be treated as an annuity contract for any period (and any subsequent period) for which the investments are not adequately diversified, in accordance with regulations prescribed by the United States Treasury Department ("Treasury Department"). Disqualification of the Contract as an annuity contract would result in imposition of Federal income tax to the Owner with respect to earnings allocable to the Contract prior to the receipt of payments under the Contract. The Code contains a safe harbor provision which provides that annuity contracts such as the Contracts meet the diversification requirements if, as of the close of each calendar quarter, the underlying assets meet the diversification standards for a regulated investment company, and no more than 55% of the total assets consist of cash, cash items, U.S. government securities and securities of other regulated investment companies. The Code also provides that for purposes of determining whether or not the diversification standards imposed on the underlying assets of variable contracts by Section 817(h) of the Code have been met, "each United States government agency or instrumentality shall be treated as a separate issuer."

     The Treasury Department has issued Regulations establishing diversification requirements for the investment portfolios underlying variable contracts such as the Contract. The Regulations amplify the diversification requirements for variable contracts set forth in the Code and provide an alternative to the safe harbor provision described above. Under the Regulations, an investment portfolio will be deemed adequately diversified if
(1) no more than 55% of the value of the total assets of the portfolio is represented by any one investment; (2) no more than 70% of the value of the total assets of the portfolio is represented by any two investments; (3) no more than 80% of the value of the total assets of the portfolio is represented by any three investments; and (4) no more than 90% of the value of the total assets of the portfolio is represented by any four investments.

     The Company intends that each Series of the Underlying Funds will be managed by its respective investment adviser in such a manner as to comply with these diversification requirements.

Multiple Contracts

     The Code provides that multiple annuity contracts which are issued within a calendar year to the same contract owner by one company or its affiliates are treated as one annuity contract for purposes of determining the tax consequences of any distribution. Such treatment may result in adverse tax consequences including more rapid taxation of the distributed amounts from such multiple contracts. The Company believes that Congress intended to affect the purchase of multiple deferred annuity contracts which may have been purchased to avoid withdrawal income tax treatment. Owners should consult a tax adviser prior to purchasing more than one annuity contract in any calendar year.

Tax Treatment of Assignments

        An assignment of a Contract may have tax consequences, and may also be prohibited by ERISA in some circumstances. Owners should, therefore, consult competent legal advisers should they wish to assign their Contracts.

Qualified Plans

      The Contracts offered by this Prospectus are designed to be suitable for use under various types of Qualified Plans. Taxation of Owners in each Qualified Plan varies with the type of plan and terms and conditions of each specific plan. Owners, Annuitants and Beneficiaries are cautioned that benefits under a Qualified Plan may be subject to the terms and conditions of the plan, regardless of the terms and conditions of the contracts issued to fund the plan. For a more detailed description of the various types of plans under which the Contracts may be purchased, see the Statement of Additional Information.

Tax Treatment of Withdrawals

Qualified Plans

     Section 72(t) of the Code imposes a 10% penalty tax on the taxable portion of any early distribution from qualified retirement plans, including contracts issued and qualified under Code Sections 401 (H.R. 10 and Corporate Pension and Profit Sharing Plans), 403(b) (tax-sheltered annuities) and 408(b)
(IRAs).

         The tax penalty will not apply to the following distributions: (1) if distribution is made on or after the date on which the Owner or Annuitant (as applicable) reaches age 59 1/2; (2) distributions following the death or disability of the Owner or Annuitant (as applicable) (for this purpose "disability" is defined in Section 72(m)(7) of the Code); (3) distributions that are part of substantially equal periodic payments made not less frequently than annually for the life (or life expectancy) of the Owner or Annuitant (as applicable) or the joint lives (or joint life expectancies) of such Owner or Annuitant (as applicable) and his or her designated beneficiary;
(4) distributions to an Owner or Annuitant (as applicable) who has separated from service after he has attained age 55; (5) distributions made to the Owner or Annuitant (as applicable) to the extent such distributions do not exceed the amount allowable as a deduction under Code Section 213 to the Owner or Annuitant (as applicable) for amounts paid during the taxable year for medical care; and (6) distributions made to an alternate payee pursuant to a qualified domestic relations order.

     The exceptions stated in items (4), (5) and (6) above do not apply in the case of an IRA.

     Limitations imposed by the Code on withdrawals from tax-sheltered annuities are described above under "Purchases, Withdrawals and Contract Value
- Withdrawals (Redemptions)," Page 16.

     The taxable portion of a withdrawal or distribution from Contracts issued under certain types of plans may, under some circumstances, be "rolled over" into another eligible plan so as to continue to defer income tax on the taxable portion. Effective January 1, 1993, such treatment is available for any "eligible rollover distribution" made by certain types of plans (as described above under "Taxes - Withholding Tax on Distributions," Page 22) that is transferred within 60 days of receipt into a plan qualified under section 401(a) or 403(a) of the Code, a tax-sheltered annuity, an IRA, or an individual retirement account described in section 408(a) of the Code. Plans making such eligible rollover distributions are also required, with some exceptions specified in the Code, to provide for a direct "trustee to trustee" transfer of the distribution to the transferee plan designated by the recipient.

     Amounts received from IRAs may also be rolled over into other IRAs, individual retirements accounts or certain other plans, subject to limitations set forth in the Code.

Non-Qualified Plans

        Section 72 of the Code governs treatment of distributions from annuity contracts. It provides that if the Contract Value exceeds the aggregate Premiums made, any amount withdrawn not in form of an annuity payment will be treated as coming first from the earnings and then, only after the income portion is exhausted, as coming from the principal. Withdrawn earnings are included in a taxpayer's gross income. Section 72 further provides that a 10% penalty will apply to the income portion of any premature distribution. The penalty is not imposed on amounts received: (1) after the taxpayer reaches 59 1/2; (2) upon the death of the Owner or Annuitant (as applicable); (3) if the taxpayer is totally disabled; (4) in a series of substantially equal periodic payments made for the life of the taxpayer or for the joint lives of the taxpayer and his Beneficiary; (5) under an immediate annuity; or (6) which are allocable to premium made prior to August 14, 1982.

_____________________________________________________________________________

                                 ADVERTISING
_____________________________________________________________________________

       The Company may from time to time advertise several types of historical performance for the Portfolios of the Separate Account.

     The Company may advertise for the Portfolios standardized "average annual total return", calculated in a manner prescribed by the Securities and Exchange Commission, and non-standardized "total return". "Average annual total return" will show the percentage rate of return of a hypothetical initial investment of $1,000 for at least the most recent one, five and ten year period, or for a period covering the time the mutual fund held in the Portfolio has been in existence, if the Portfolio has not been in existence for one of the prescribed periods. This calculation reflects the deduction of all applicable charges made to the Contracts except for premium taxes, which may be imposed by certain states.

       Non-standardized "total return" will be calculated in a similar manner and for the same time periods as will average annual total return except total return will assume an initial investment of $10,000 and will not reflect the deduction of any applicable Withdrawal Charge, which, if reflected, would decrease the level of performance shown. The Withdrawal Charge is not reflected because the Contracts are designed for long-term investment. An assumed initial investment of $10,000 will be used because that figure more closely approximates the size of a typical Contract than does the $1,000 figure used in calculating the standardized average annual total return quotations. The amount of the hypothetical initial investment assumed affects performance because the Contract Maintenance Charge is a fixed per Contract charge.

       If a Series or mutual fund has been in existence for a longer period of time than the corresponding Portfolio, the standardized average annual total return and non-standardized total return quotations will show the investment performance such Series or mutual fund would have achieved (reduced by the applicable charges) had they been held in a Portfolio for the period quoted.

     A "yield" and "effective yield" may also be advertised for the PPM America/JNL Money Market Portfolio. "Yield" is a measure of the net dividend and interest income earned over a specific seven-day period (which period will be stated in the advertisement) expressed as a percentage of the offering price of the Portfolio's units. Yield is an annualized figure, which means that it is assumed that the Portfolio generates the same level of net income over a 52-week period. The "effective yield" is calculated under rules prescribed by the Securities and Exchange Commission and assumes a weekly reinvestment of income earned. The effective yield will be slightly higher than the yield due to this compounding effect.

       The Company may also from time to time advertise the performance of the Portfolio of the Separate Account relative to the performance of variable annuities or mutual funds of other companies with similar or different objectives, or the investment industry as a whole. Other investments to which the Portfolios may be compared include, but are not limited to: precious metals; real estate; stocks and bonds; closed-end funds; CD's; bank money market deposit accounts and passbook savings; and the Consumer Price Index.

        The Portfolios of the Separate Account may also be compared to certain market indexes, which may include, but are not limited to: S&P 500; Shearson/Lehman Intermediate Government/Corporate Bond Index; Shearson/Lehman Long-Term Government/Corporate Bond Index; Donoghue Money Fund Average; U.S. Treasury Note Index; Bank Rate Monitor National Index of 2 1/2 Year CD Rates; and Dow Jones Industrial Average.

     Normally these rankings and ratings are published by independent tracking services and publications of general interest including, but not limited to:
Lipper Analytical Services, Inc., CDA Technologies, Morningstar, Donoghue's, Weisenberger; magazines such as Money, Forbes, Kiplinger's Personal Finance Magazine, Financial World, Consumer Reports, Business Week, Time, Newsweek, U.S. News & World Report, National Underwriter; rating services such as LIMRA, Value, Best's Agent Guide, Western Annuity Guide, Comparative Annuity Reports; and other publications such as the Wall Street Journal, Barron's, Investor's Daily, and Standard & Poor's Outlook. In addition, Variable Annuity Research & Data Service (The VARDS Report) is an independent rating service that ranks over 500 variable annuity funds based upon total return performance. These rating services and publications rank the performance of the Series against all funds over specified periods and against funds in specified categories. The rankings may or may not include the effects of sales or other charges.

     The Company is also ranked and rated by independent financial rating services, among which are Standard & Poor's, A. M. Best Company and Duff & Phelps. The purpose of these ratings is to reflect the financial strength or claims-paying ability of the Company. The ratings are not intended to reflect the investment experience or financial strength of the Separate Account. The Company may advertise these ratings from time to time. In addition, the Company may include in certain advertisements, endorsements in the form of a list of organizations, individuals or other parties which recommend the Company or the Contracts. Furthermore, the Company may occasionally include in advertisements comparisons of currently taxable and tax deferred investment programs, based on selected tax brackets, or discussions of alternative investment vehicles and general economic conditions. All performance information and comparative material advertised by the Company is historical in nature and is not intended to represent or guarantee future results. A Contract Owner's Contract Value at redemption may be more or less than original cost.

_____________________________________________________________________________

                              LEGAL PROCEEDINGS
_____________________________________________________________________________

     There are no material legal proceedings, other than ordinary routine litigation incidental to the business to which the Company and the Separate Account are parties or to which any of their property is the subject.

        The General Distributor, Jackson National Financial Services, Inc., is not engaged in any litigation of any material nature.

_____________________________________________________________________________

           TABLE OF CONTENTS OF STATEMENT OF ADDITIONAL INFORMATION
_____________________________________________________________________________

                                         Page
General Information and History             1
Services                                    1
Purchase of Securities Being Offered        2
Underwriters                                2
Calculation of Performance                  2
Additional Tax Information                  4
Annuity Payments; Net Investment Factor     5
Financial Statements                        7

_____________________________________________________________________________

                                  APPENDIX A
_____________________________________________________________________________

                               GENERAL ACCOUNT

     Because of exemptive and exclusionary provisions, interests in the General Account have not been registered under the Securities Act of 1933 ("1933 Act"), nor is the General Account registered as an investment company under the Investment Company Act of 1940 ("1940 Act"). Accordingly, neither the General Account nor any interest therein is generally subject to the provisions of the 1933 or 1940 Acts, and the staff of the Securities and Exchange Commission, typically, does not review the disclosures in a prospectus which relate to the General Account portion. Disclosures regarding the General Account portion of the Contract may be subject to certain generally applicable provisions of the Federal securities laws relating to accuracy and completeness of statements made in prospectuses.

     Investor's should review Jackson National Life Insurance Company's Contract for a full description of the General Account portion of the Contract. Any questions regarding these Contracts should be directed to the Company's Annuity Service Center.

_____________________________________________________________________________

                                  APPENDIX B
_____________________________________________________________________________

     Below are the investment objectives of each Series of the Underlying Funds available through the Separate Account. There can be no assurance that any Series will achieve its investment objectives.

                               JNL SERIES TRUST

       The JNL Series Trust (the "Trust") is an open-end management investment company created under the laws of Massachusetts, by a Declaration of trust, dated June 1, 1994. Shares of the Trust will be sold primarily to life insurance companies to fund the benefits under variable insurance or annuity policies. Jackson National Financial Services, Inc. ("JNFSI"), a wholly owned subsidiary of Jackson National Life Insurance Company, serves as investment adviser for all the Series of the Trust. Janus Capital Corporation ("Janus Capital") serves as sub-adviser for JNL Aggressive Growth, JNL Capital Growth and JNL Global Equities Series; Fred Alger Management, Inc. ("Alger Management") serves as sub-adviser for the JNL/Alger Growth Series; Phoenix Investment Counsel, Inc. ("PIC") serves as sub-adviser for the JNL/Phoenix Investment Counsel Balanced and JNL/Phoenix Investment Counsel Growth Series; PPM America, Inc. ("PPM") serves as sub-adviser for the PPM America/JNL High Yield Bond, PPM America/JNL Money Market and PPM America/JNL Value Equity Series; Salomon Brothers Asset Management Inc ("Salomon Brothers") serves as sub-adviser for the Salomon Brothers/JNL Global Bond and Salomon Brothers/JNL U.S. Government & Quality Bond Series; T. Rowe Price Associates, Inc. ("T. Rowe") serves as sub-adviser for the T. Rowe Price/JNL Established Growth and
T. Rowe Price/JNL Mid-Cap Growth Series; and Rowe Price-Fleming International, Inc. ("Price-Fleming") serves as sub-adviser for the T. Rowe Price/JNL International Equity Investment Series.

        JNL Aggressive Growth Series is a non-diversified Series that seeks as its investment objective long-term growth of capital by investing primarily in common stocks of issuers of any size, including larger, well-established companies and smaller, emerging growth companies.

       JNL Capital Growth Series is a non-diversified Series that seeks as its investment objective long-term growth of capital by emphasizing investments in common stocks of companies with an average market capitalization between $1 billion and $5 billion. Although the Series expects to emphasize such securities, it may also invest in smaller or larger companies.

        JNL Global Equities Series seeks as its investment objective long-term growth of capital by investing primarily in common stocks of foreign and domestic issuers of any size. This Series normally invests in issuers from at least five different countries including the United States.

     JNL/Alger Growth Series seeks as its investment objective long-term capital appreciation by investing in a diversified, actively managed portfolio of equity securities, primarily of companies with total market capitalization of $1 billion or greater.

        JNL/Phoenix Investment Counsel Balanced Series seeks as its investment objective reasonable income, long-term capital growth and preservation of capital. It is intended that this Series will invest in common stocks and fixed income securities, with emphasis on income-producing securities which appear to have some potential for capital enhancement.

     JNL/Phoenix Investment Counsel Growth Series seeks as its investment objective long-term appreciation of capital. Since income is not an objective, any income generated by the investment of this Series' assets will be incidental to its objective. It is intended that this Series will invest primarily in the common stocks of companies believed by the sub-adviser to have appreciation potential.

      PPM America/JNL High Yield Bond Series seeks as its investment objective a high level of current income; its secondary investment objective is capital appreciation by investing in fixed-income securities, with emphasis on higher-yielding, higher-risk, lower-rated or unrated corporate bonds.

      PPM America/JNL Money Market Series seeks as its investment objective as high a level of current income as is consistent with the preservation of capital and maintenance of liquidity by investing in high quality, short-term money market instruments.

       PPM America/JNL Value Equity Series seeks as its investment objective a high total return by investing in common stocks which the sub-adviser believes to be undervalued relative to the stock market in general at the time of purchase.

     Salomon Brothers/JNL Global Bond Series seeks as its investment objective a high level of current income. As a secondary objective, the Series will seek capital appreciation. The Series seeks to achieve its objectives by investing in a globally diverse portfolio of fixed income investments and by giving the sub-adviser broad discretion to deploy the Series assets among certain segments of the fixed income market that the sub-adviser believes will best contribute to achievement of the Series' investment objectives. In pursuing its investment objectives, the Series reserves the right to invest predominantly in securities rated in medium or lower rated categories or as determined by the sub-adviser to be of comparable quality. Although the Series has the ability to invest up to 100% of the Series' assets in lower-rated securities, the Series does not anticipate investing in excess of 75% of the Series' assets in such securities.

       Salomon Brothers/JNL U.S. Government & Quality Bond Series seeks as its investment objective a high level of current income, by investing primarily in debt obligations and mortgage-backed securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities including collateralized mortgage obligations backed by such securities. The Series may also invest a portion of its assets in investment-grade bonds.

       T. Rowe/JNL Established Growth Series seeks as its investment objective long-term growth of capital and increasing dividend income through investment primarily in common stocks of well-established growth companies.

     T. Rowe/JNL International Equity Investment Series seeks as its investment objective long-term growth of capital through investments primarily in common stocks of established, non-U.S. companies.

     T. Rowe/JNL Mid-Cap Growth Series seeks as its investment objective long-term growth of capital by investing primarily in the common stock of companies with medium-sized market capitalizations ("mid-cap") and the potential for above average growth.

_____________________________________________________________________________

                                  APPENDIX C
_____________________________________________________________________________

Examples of Calculation of Withdrawal Charge

     Example 1 - Assume a single premium of $50,000 is paid into the contract, no transfers are made, no additional premiums are paid and there are no partial withdrawals. The table below illustrates three examples of the Withdrawal Charges that would be imposed if the contract is completely surrendered, based on hypothetical contract values.

                                                   Withdrawal
Complete  Hypothetical                              Charges
Contract  Contract     Premiums                    ___________
Years     Value        Liquidated          Percent            Amount
________ _____________ __________ ____     _______            ______
1         $55,000      $50,000    (1)        6%               $3,000
4          45,000       50,000    (2)        3%                1,500
7          70,000       50,000               0%     (3)            0

Notes:

1)     Earnings are withdrawn free of Withdrawal Charge.

2) On full surrender, premium payments are fully liquidated, even if the contract value is less than unliquidated premiums.

3) There is no Withdrawal Charge on any premiums liquidated that have been in the contract for at least seven years.
_____________________________________________________________________________

     Example 2 - Assume a single premium of $50,000 is paid into the contract, no transfers are made, no additional premiums are paid and that there are a series of four partial withdrawals of $2,000, $7,000, $4,000 and $10,000 made mid-year in the second, third, fourth and seventh contract years. The table below illustrates the Withdrawal Charges that would be imposed based on hypothetical contract values.

Complete  Hypothetical                            Partial     Free                               Withdrawal Charge
Contract  Contract     Unliquidated  Earnings(6)  Withdrawal  Withdrawal    Premiums             __________ ______
Years     Value        Premium       (loss)       Requested   Amount        Liquidated           Percent             Amount
________ ____________ _____________ ____________ ___________ ___________ __ __________ _____     __________          ______   ___
2         $65,000      $50,000       $15,000      $  2,000     $15,000  (1) $     0               5%                 $    0   (2)
3          54,000       50,000         4000          7,000       5,000  (3)   2,000     (4)       4%                     80   (5)
4          47,000       48,000        (1000)         4,000       4,800            0               3%                      0   (7)
7          50,000       48,000         2000         10,000       2,000  (8)   8,000               0%          (9)         0


Notes:

(1)     Earnings exceed 10% of unliquidated premium, accordingly there was no Additional Free Withdrawal amount.

(2)     Earnings could be withdrawn free of Withdrawal Charges.

(3)     The Additional Free Withdrawal amount is 10% of unliquidated premium ($5,000) less earnings
($4,000), giving a total Free Withdrawal amount of $5,000.

(4)     The Additional Free Withdrawal amount is treated as an advance of earnings, accordingly only $2,000 is liquidated.

(5)     The Withdrawal Charge is liquidated premium multiplied by the Withdrawal Charge.

(6)     Earnings is the difference between the Contract Value and unliquidated premium.

(7)     If the contract was fully surrendered shortly after the partial withdrawal, then the Withdrawal
Charge would be 3% of $4,800 ($144).

(8)     There were no premium payments made in the last seven years, accordingly there would be no
Additional Free Withdrawal amount.

(9)     There is no Withdrawal Charge on premium payments made over seven years ago.











